Certain Risks And Concentrations	12 Months Ended
Dec. 31, 2011
CERTAIN RISKS AND CONCENTRATIONS [Abstract]
CERTAIN RISKS AND CONCENTRATIONS

23. CERTAIN RISKS AND CONCENTRATIONS

Financial instruments that potentially subject the Group to significant concentrations of credit risk consist primarily of cash and cash equivalents, short-term investments, accounts receivable due from or accounts payable to related parties and prepayments and other current assets. As of December 31, 2010 and 2011, substantially all of the Group's cash and cash equivalents and short-term investments were held by major financial institutions located in the PRC and Hong Kong, which management believes are of high credit quality.

Accounts receivable are typically unsecured and are derived from revenue earned from customers in China. The risk with respect to accounts receivables is mitigated by credit evaluations the Group performs on its customers and its ongoing monitoring process of outstanding balances.

No individual customer accounted for more than 10% of net revenues during the years ended December 31, 2009, 2010 and 2011.

The Group derived the majority of its net revenues from two MMORPGs, Mir II and Woool, including their sequels, which accounted for approximately 56.4% and 21.8% of the net revenues for the year ended 2009, 45.7% and 21.1% of the net revenues for the year ended December 31, 2010, and 39.7% and 16.8% of the net revenues for the year ended 31 December 2011, respectively.

The Group's exposure to foreign currency exchange rate risk primarily relates to cash and cash equivalents and short-term investments denominated in the U.S. dollar. On July 21, 2005, the People's Bank of China, or PBOC, announced an adjustment of the exchange rate of the U.S. dollar to RMB from 1:8.27 to 1:8.11 and modified the system by which the exchange rates are determined. This adjustment has resulted in an appreciation of the RMB against the U.S. dollar. While the international reaction to the RMB revaluation has generally been positive, there remains significant international pressure on the PRC government to adopt an even more flexible currency policy, which could result in a further revaluation and a significant fluctuation of the exchange rate of RMB against the U.S. dollar.

The RMB is not a freely convertible currency. The PRC State Administration for Foreign Exchange, under the authority of the People's Bank of China, controls the conversion of RMB into foreign currencies. The value of the RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in China's foreign exchange trading system market. The Company's aggregate amount of cash and cash equivalents denominated in RMB amounted to RMB1,106 million and RMB1,172 million as of December 31, 2010 and 2011, respectively.